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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report: October 16, 1997
                       (Date of earliest event reported)

                  [LOGO OF KOO KOO ROO(R) CALIFORNIA KITCHEN]

                               KOO KOO ROO, INC.
            (Exact name of Registrant as specified in its charter)

         Delaware                    0-19548              22-3132583
(State or other jurisdiction of    (Commission           (IRS Employer
incorporation or organization)     File Number)        Identification #)


                         11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                             LOS ANGELES, CA 90025
          (Address of principal executive office, including zip code)



                                (310) 479-2080
             (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

          On October 16, 1997 Koo Koo Roo, Inc. (the "Registrant") disseminated a press release relating to a charge to earnings in the third quarter ending September 30, 1997 which press release is filed herewith as Exhibit 5-1 and incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

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

Exhibit
  No.           Description
-------         -----------
5.1             Press Release dated October 16, 1997
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KOO KOO ROO, INC.



                                        By: /s/ Robert F. Kautz
                                            -------------------
                                            Robert F. Kautz
                                            President and
                                            Chief Financial Officer

Dated: October 20, 1997

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